MyDx

MyDx, Inc. MyDx, Inc. is a science and technology company based in San Diego, Ca. and has developed MyDx™ (My Diagnostic), the first handheld chemical analyzer for consumers. The company's mission is to empower people to live a healthier life by measuring the chemicals in what they eat, drink and inhale. MyDx uses nanotechnology to measure chemicals of interest and has sensors being developed in its lab that are compatible with the MyDx App.

INDUSTRY:

Science & Technology

MyDx, Inc.
6335 Ferris Square, Suite B
San Diego, CA 92121
tel: **800.814.4550**
www.cdxlife.com
OTCQB: MYDX

COMPANY CONTACT:
Skip Sanzeri, *President*
office: 800.814.4550
direct: 650.504.0465
skip@cdxlife.com

INVESTOR RELATIONS CONTACT:
Greg Falesnik
Senior Vice President
MZ North America
main: 949.385.6449
greg.falesnik@mzgroup.us
www.mzgroup.us

INVESTMENT HIGHLIGHTS

- **First mover advantage** in creating a hand-held, portable analyzer that detects chemicals
- MyDx **provides chemical analysis** at a consumer price point
- **Patented and licensed technology** provides a competitive advantage
- Aggressively pursuing **massive organic food** and **cannabis market** opportunities first
- "**Sensory/experiential" database** creates a highly unique asset
- **Experienced management team**
- Offers a **quick, easy & affordable way** for consumers to test the safety and composition of what they eat, drink and inhale
- MyDx uses interchangeable sensors to test what you want





ORGANA Dx

Organa Dx™ – FOOD	Aero Dx™ – AIR
Aqua Dx™ – WATER	Canna Dx™ – CANNABIS

ORGANA Dx AQUA Dx AERO Dx CANNA Dx

- Information from sensor automatically **connects via Bluetooth to the MyDx App** (iOS/Android/Windows), allowing users to view pesticides, chemical composition, etc.

MyDx

1 CONNECT



AUTOMATICALLY CONNECT MYDX DEVICE TO THE APP ON YOUR MOBILE PHONE

2 SAMPLE



PLACE THE SAMPLE IN THE TEST CHAMBER ON YOUR MYDX DEVICE

3 MEASURE



GET THE RESULTS VIA THE MYDX APP

TECHNOLOGY & IP

- **MyDx is leveraging technology that has been used for 15 years**
  Used by NASA testing air quality for astronauts
  Also funded by the **U.S. Department of Homeland Security** and **Bill & Melinda Gates Foundation**
- Acting as an electronic nose, **MyDx is engineered to detect molecules in vapor**
- Samples placed in the MyDx device are **analyzed by sensors with multiple channels**
- A traditional gas chromatography machine is large & can cost $50K-$100K+

- IP PROTECTION
- MULTIPLE EXCLUSIVE & NON-EXCLUSIVE WORLDWIDE LICENSES
- 4 PATENTS PENDING

PRODUCTS & MARKETS

ORGANA Dx™

Test what you EAT for organic properties

- The OrganaDx™ sensor will initially test for the 10 most common pesticides in food
- A booming industry:
  - The global organic food & beverage market is expected to grow from $80B in 2013 to $162B by 2018 – 15% Compounded Annual Growth Rate (CAGR)
  - Sales of organic products in the U.S. grew 12% in 2013 to $35B (fastest growth rate in five years)
  - Over 10% of fruits & vegetables sold in the U.S. are organic

AQUA Dx™

Test what you DRINK for harmful chemicals

- The AquaDx™ sensor will test the contaminants found in water
- Many chemicals currently considered to be the most dangerous to our health such as Bisphenol-A (BPA), used in the construction of water delivery pipes, are not even on the list of those regulated by the Safe Drinking Water Act
- A study by the New York Times indicated that the water provided to 49M+ U.S. citizens contained illegal concentrations of chemicals such as arsenic or radioactive sub-stances like uranium and dangerous bacteria often found in sewage.

AERO Dx™

Test what you INHALE for air quality

- The AeroDx™ sensor is designed to measure the air quality index – an indicator developed by the EPA & used by people worldwide to avoid unsafe air conditions by monitoring certain chemicals in the air
- Indoor & outdoor air quality testing
- U.S. indoor air quality equipment market is expected to grow from $3.9B in 2014 to $5.8B by 2019 (7% CAGR)
- The World Health Organization has stated that indoor air pollution is responsible for nearly 3% of the worldwide burden of disease

CANNA Dx™

Find a STRAIN that works for you

- The CannaDx™ sensor is designed to test for safety & potency range of cannabis
- Potency (i.e. THC & CBD)
- Safety (mold, fungus & pesticides)
- The federal government doesn't mandate medical cannabis testing (No FDA approval needed)
- There are many strains on the market, but the chemical composition is rarely consistent
- CannaDx allows consumers to measure what they use based on chemical profile– not the name

BUSINESS MODEL

WEB SALES	INSIDE SALES	CHANNEL
- Buy direct from website - Keyword & SEO traffic - Social media Facebook, Twitter, Give away campaigns, etc	- B2B & B2C inside sales representatives	- Over 60 distribution prospects - Focusing on large partners with PO's

CannaDx	• 220 Units successfully shipped to Beta Users. Feedback gathered and overall consumer experience improved • Production Shipment of Units Start Q3 2015 • Pipeline of Channel Partners is built and ready to receive units
OrganaDx	• Research completed for initial sensor requirements • Leveraging processes, methodologies and product aspects from 3 years of CannaDx development • Pipeline of channel partners waiting
Capital Raising $10m	• To more quickly complete OrganaDx product development – sensors, apps, software, database • Lockdown channel distribution • Get OrganaDX in production and to market • Start market research on Aero and Aqua

MANAGEMENT TEAM

DANIEL YAZBECK, *Founder & CEO* | Daniel is the founder of the Yazbeck Consulting & Investment Group, a seed investor in MyDx. He brings over 13 years of experience working for the top Fortune 500 companies in their class, including Pfizer Pharmaceuticals as a Senior Scientist specializing in Chemical R&D Technologies as well as Panasonic, spearheading their new Market, Business and Strategic Product Development activities in the consumer electronics healthcare field. Daniel holds a Master's Degree in Medicinal Chemistry from McGill University, and is an inventor and author on several world patents and research publications.

SKIP SANZERI, *President* | Skip has 29 years of experience in company finance and operations. Skip was the Director of Sales and Marketing at Ziff-Davis publishing's technology division called Information Access Company (IAC). He was the VP of Business Development at Quote.com and developed some of the first web advertising and sponsorship models in the financial services space. Skip then founded and funded Open Source Group (Intel Capital, WR Hambrecht), a consulting company helping companies implement open source software. Skip is a graduate of Claremont McKenna College and holds an MPA from the College of Notre Dame.

TOM GRUBER, *COO & CFO* | Tom has over 20 years of experience in financial and senior executive management from well known, publicly traded technology companies. He has worked as the CFO for Western Digital Corp. and as the CFO and COO for I/O Magic Corp., and president and CFO for nStor Technologies, Inc. Tom holds an MBA from Pepperdine University.

DAVID BORTOLIN, *CRO* | David has over 25 years of experience working for technology companies successfully building multi-channel sales organizations – direct, OEM and channel – both domestically and internationally. He has driven year over year sales growth managing teams selling into Fortune 500 and Global 1000 companies, Educational, Federal, State and local governments. David has worked as the VP of Worldwide Sales, Marketing, and Strategic Partnerships for GTE, Ziff Davis, Exalead and AppCentral. David is a graduate from St. Mary's College.

JEAN PIERRE LEBLANC, *CTO* | Jean Pierre has proven leadership over the past 20 years in building innovative and world-class development teams. He has held executive and senior management positions across a broad range of startups in Silicon Valley and Europe such as Sun Microsystem, Borland and Nokia. He brings a Breadth and depth of technology expertise in building end-to-end solutions from mobile handset to cloud network and enterprise infrastructure to the team. Jean Pierre holds a Master of Computer Engineering and Bachelor in Engineering Management from the Royal Military College of Canada where he has also served as an assistant professor.

ROB LEWIS, *CMO* | Rob is a technology product management and product marketing professional with over 27 years experience in the high tech industry including management positions in software development, Internet services, and marketing. Rob has worked at notable fortune 500 companies such as Silicon Graphics, Vivendi/Universal, and Qualcomm. He has extensive experience as in Product Management, Project Management, Business Development, and Marketing Management. Rob earned a dual BA from the University of California at San Diego (UCSD), and an MBA from the University of Virginia (UVA), Darden GSB.